UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01	Regulation FD Disclosure

On May 12, 2021, Elias Kouchakji, M.D., Senior Vice President, Clinical Development, Drug Safety and Pharmacovigilance of FibroGen, Inc. (the “Company”) passed away. Dr. Kouchakji had led drug safety since joining the Company in 2014, and had more recently taken on clinical development responsibilities for the pamrevlumab program. A transplant surgeon by training, Dr. Kouchakji became a leading authority on drug safety, serving in key roles at a number of pharmaceutical and biotech companies. A passionate physician who cared deeply about patients, family and his colleagues, he was much admired and respected by those who came into contact with him. His thoughtfulness, kindness, and leadership will be sorely missed. We offer condolences to his family and loved ones, and those who had the good fortune to know and work with him.

In addition, on the same day, Percy Carter, Ph.D., the Company’s Chief Scientific Officer, who joined the Company in September 2020, tendered his resignation, effective May 18, 2021. We thank Dr. Carter for his efforts during his tenure at FibroGen.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.
Dated: May 14, 2021
	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Officer